SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (date of earliest event reported)

                                  MARCH 3, 1997

                               Halliburton Company
             (Exact name of registrant as specified in its charter)

State or other                    Commission                IRS Employer
jurisdiction                      File Number               Identification
of incorporation                                            Number

Delaware                            1-3492                  No. 75-2677995

                               3600 Lincoln Plaza
                             500 North Akard Street
                            Dallas, Texas 75201-3391
                    (Address of principal executive offices)

                         Registrant's telephone number,
                       including area code - 214/978-2600





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         INFORMATION TO BE INCLUDED IN REPORT

Item 5.  Other Events

         The registrant may, at its option, report under this item any events, with respect to which information is not otherwise called for by this form, that the registrant deems of importance to security holders.

         On March 3, 1997, a press release was issued from the United Kingdom by Barings Brothers International Limited entitled Halliburton Company Recommended Cash Offer for OGC International PLC ("OGC") pertaining, among other things, to an announcement that registrant's wholly-owned subsidiary, Halliburton Holdings Limited, announced that its recommended cash offer to acquire the whole of the existing issued share capital of OGC is unconditional as to acceptances and will remain open until further notice. The press release also announced that, as of February 28, 1997, valid acceptances of the offer had been received in respect of approximately 93.3 percent of the outstanding share capital.

         The foregoing summary is subject to the full text of the press release with respect thereto, a copy of which is attached hereto as Exhibit 20, which exhibit is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

         List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

         (c)      Exhibits.

                  Exhibit 20 - Press release dated March 3, 1997.












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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         HALLIBURTON COMPANY




Date: March 3, 1997                      By:  /s/ Susan S. Keith
                                            ----------------------------------
                                               Susan S. Keith
                                               Vice President, Secretary and
                                               Corporate Counsel

























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                                  EXHIBIT INDEX



Exhibit                                                          Sequentially
Number                         Description                       Numbered Page

    20                         Press Release of
                               March 3, 1997                        5 of 5
                               Incorporated by Reference






























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